E*TRADE Financial Corporation
KBW Securities Brokerage & Market Structure Conference
Matthew Audette, Chief Financial Officer
November 28, 2012
©
2012 E*TRADE Financial Corporation all rights reserved.
Exhibit 99.1

© 2012 E*TRADE Financial Corporation all rights reserved
Safe Harbor Statement
This presentation contains certain forward-looking statements regarding our business strategy and the related impact, our strategic and capital plans, certain deleveraging and cost-savings initiatives, the continuation of current trends, future events and the future performance of the Company. E*TRADE claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-
looking statements.  Various factors, including risks and uncertainties referred to in the prospectus supplement related to this offering as well as in the 10-K, 10-Q and other reports incorporated in the prospectus supplement could cause our actual results to differ materially from those indicated by our projections or other forward-looking statements.
Notice to investors
2
Non-GAAP Financial Measures
In addition to financial results prepared in accordance with Generally Accepted Accounting Principles, or GAAP, this presentation will also contain certain non-GAAP financial measures.  Management uses these non-GAAP measures to evaluate our performance and in planning for future periods. Management believes that adjusting GAAP measures by excluding or including certain items is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. It is important to note these non-GAAP measures involve judgment by management and should be considered in addition to, not as a substitute for, the most directly comparable measures calculated and prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial measures included as an appendix to this presentation.
This presentation presents data as of September 30, 2012, unless otherwise indicated.

Improve market position in retail brokerage
•
Accelerate growth of the customer franchise
•
Continue to enhance the customer experience, improve satisfaction and retention
Capitalize on value of complementary brokerage businesses
•
Corporate Services Group
•
Market making operations
Enhance position in retirement & investing
•
Expand brand position for awareness and preference
•
Grow customer share of wallet
Continue to manage and de-risk the Bank
•
Mitigate credit losses on legacy loan portfolio and enhance risk profile
•
Build out enterprise risk management function
Strengthen overall financial and franchise position
•
Improve capital ratios through de-risking and de-leveraging
•
Focus on ultimately deploying excess Bank capital to parent to pay off corporate debt
•
Increase focus on cost reductions and efficiencies: Targeting $100M in run-rate reductions
Business strategy
© 2012 E*TRADE Financial Corporation all rights reserved
3

$0.9B $(2.2)B $(1.3)B $(0.9)B $0.0B $0.2B Pre-tax income:
($ M)
Last 4 quarters
Driver Long-term impact
of current strategy
Revenue $1,907 $2,150
Provision ($403) $0
Servicing ($64) $0
FDIC expenses ($112) ($56)
Other operating expenses ($1,005) ($1,005)
Expenses, total ($1,181) ($1,061)
Operating income $323 $1,089
Corporate interest expense ($181) $0
Other ($51) ($51)
Pre-tax income $91 $1,038
Should reduce to $0 as excess Bank capital is
deployed to parent to pay off corporate debt
$1.0B
Long-term
impact to
current
strategy
(1)
$0.1B
Net interest spread should improve to 300bps
with normalized rate environment
Should reduce to $0 as legacy portfolio runs off
Should reduce to $0 as legacy portfolio runs off
Should reduce by half as risk profile improves
Strengthen overall financial and franchise position
Long-term impact of current strategy to improve earnings
© 2012 E*TRADE Financial Corporation all rights reserved
4
$1.5
$0.5
($0.5)
($1.5)
($2.5)
($3.5)
2006 2007 2008 2009 2010 2011
Earnings before interest, taxes and credit costs Provision / credit cost Interest & other expense
Last 4
quarters

© 2012 E*TRADE Financial Corporation all rights reserved
5
Strategic and Capital Plan submitted to Fed and OCC in June 2012
•
Outlined assumptions for capital levels and distributions under various operating conditions over next 5 years
•
Includes the assumption that the Bank begins distributing capital to the Parent  by the end of 2013
•
Plan assumes the Bank will dividend capital to the Parent above Tier 1 leverage ratio of 9.5%
•
9.5% target decreases by 50 bps each year beginning in 2014, ultimately settling at 8.0%
Capital ratios as of
9/30/12
Bank Parent
Well-
capitalized
threshold
Total capital to
risk-weighted assets
(2)
19.3% 14.3% 10.0%
Tier 1 capital to
risk-weighted assets
(2)
18.0% 13.0% 6.0%
Tier 1 common
(3)
18.0% 10.9% 7.0%
Tier 1 leverage
(2)
7.9% 5.8% 5.0%
Bank excess capital / Corporate debt (4)
Reducing balance sheet size / improving leverage ratio is integral to the successful execution of the Capital Plan
3Q 08 3Q 09
3Q 10
3Q 11 3Q 12
Excess Tier 1 leverage
Excess Risk-based capital
Corporate debt
© 2012 E*TRADE Financial Corporation all rights reserved
Strengthen overall financial and franchise position
Focused on deleveraging to improve most constraining ratio: Tier 1 leverage
5
(5)
($B)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-

© 2012 E*TRADE Financial Corporation all rights reserved
6
Drivers of change in balance sheet size
Focused on deleveraging to improve most constraining ratio: Tier 1 leverage
Strengthen overall financial and franchise position
$55
$50
$45
$40
2Q 2012
$49.2
$2.2
$(1.3)
$0.3
$50.4
$(3.0)
$(1.3)
$46.1
customer net
selling
deleveraging
actions
other
3Q 2012 planned
deleveraging
actions
October
customer net
buying
4Q 2012
pro forma
Deleveraging actions
completed during  3Q 2012
Deleveraging actions identified or
completed for 4Q 2012
TOTAL
Reduce wholesale borrowings $520M Transfer sweep deposits $1,200M
Transfer customer deposits $470M Reduce wholesale borrowings $900M
Default new customer cash to
money funds
$300M Convert customer payables to money
funds (6)
$900M
Total $1,290M Total $3,000M $4,290M

7
Strengthen overall financial and franchise position
Debt refinancing to significantly improve cash flow and reduce interest burden
Improved maturity profile
• Lowest Senior Note coupons in the Company’s history
• Improves annual earnings by approximately  $60M or
$0.21 per share (7)
• Improves pro forma debt service coverage ratio for parent
cash to 3.9X from 2.6X
• Lengthens maturity profile, eliminating nearest maturity
and extending weighted average maturity by +1 year
• Call features allow prepayment flexibility
Transaction benefits
Weighted average maturity:
Pre-refi = 4.3 years
Post-refi = 5.5 years
Improved earnings
(7)
Transaction overview
• Launched transaction to refinance debt on 11/5
• Successfully raised $1.3B in Senior notes – closed on 11/14
• Issued call notice for $930M of Springing Lien Notes due
2017 and $243M of 7.875% Senior Notes due 2015
• Will extinguish called notes on 12/1
Pre- refi Post-refi
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2013
2014
2015 2016
2017 2018
2019
© 2012 E*TRADE Financial Corporation all rights reserved
Maturity
2015
2016
2017
Coupon
7.875%
6.75%
12.50%
Balance
$243
$435
$930
GAAP interest
expense
$19
$29
$137
After  tax
$12
$18
$99
Total 10.25%
$1,608 $185
$129
2016
2017
2019
6.75%
6.00%
6.38%
$435
$505
$800
$29
$30
$51
$18
$19
$32
Total 6.36%
$1,740 $110
$69
$75 $60
Savings

Consolidated DTA of $1.3B
($0.3B at parent; $1.0B at Bank)
Ability to include more in regulatory capital with ongoing
profitability
Source of corporate cash as subsidiaries reimburse the
parent for use of its DTA
Approximately 16 years to use; expect to utilize the full
amount
(8)
Strengthen overall financial and franchise position
Deferred tax asset: Embedded value realized with ongoing profitability
© 2012 E*TRADE Financial Corporation all rights reserved
8
Consolidated DTA = $1.3B;
only 6% is included in regulatory capital
excluded from
regulatory
capital
Included in
regulatory
capital
$ B
Bank DTA = $1.0B;
only 26% is included in regulatory capital
$ B
$0.08
$1.27
excluded from
regulatory
capital
Included in
regulatory
capital
$0.3
$0.7
DTA Pre-tax income equivalent
Parent company
Bank
$3.5B
$1.3B
4.0
3.0
2.0
1.0
0.0

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E*TRADE®

Redesigned public website Leading-edge platforms Award-winning iconic brand & advertising
Committed to grow as a recognized leader with iconic brand and advertizing
(9) (10) (11)
Improve market position in retail brokerage
9
© 2012 E*TRADE Financial Corporation all rights reserved

© 2012 E*TRADE Financial Corporation all rights reserved
10
Improve market position in retail brokerage
Lower
attrition
Increase
net new assets /
share of wallet
Grow
high quality
account base
Increase asset-based
and commission-
based revenue
Key initiatives to drive success
• Create leading online broker
experience:
• E*TRADE.com
• E*TRADE 360
• E*TRADE Mobile
• Education & research
• E*TRADE Community
• Focus on customer dissatisfiers
• Continuous process improvement
• Deliver best-in-class trading
experience:
• E*TRADE.com
• E*TRADE Pro
• E*TRADE Mobile
• Expand product engagement
through:
• Platform enhancements
• Idea generating tools
• Education for all traders on
products, platforms, strategies and
risk management
• Expand brand as a trusted
retirement and investing
provider
• Deliver retirement advice &
planning:
• Financial Consultants
• Online planning tools
• Managed Products
• Increase awareness of needs-
based investing solutions:
• Mutual funds
• Fixed income
• ETFs
• Deepen relationships with
high-potential customers
Improve
customer experience
Enhance retail
trading offering
Grow retirement
& investing

Net new brokerage
accounts
Net new brokerage
assets
(13)
Annualized brokerage
account attrition
(12)
2010:       12.2%
2011:       10.3%
YTD 2012:  8.7%
2010:          54k
2011:          99k
YTD 2012:  110k
2010:           $8.1B
2011:           $9.7B
YTD 2012:   $8.1B
Average brokerage
assets per account
(14)
2010:          $49k
2011:          $54k
YTD 2012:  $59k
Improve market position in retail brokerage
Accelerate growth of the customer franchise
© 2012 E*TRADE Financial Corporation all rights reserved
11
60
45
30
15
0
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
51
25
13
10
46
46
18
12%
9%
6%
3%
0%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
9.9%
10.7%
10.5%
9.5%
8.7%
8.4%
8.5%
$5.0
$3.8
$2.5
$1.3
$0.0
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
$3.9
$1.5
$2.6
$1.7
$4.0
$2.2
$1.9
$80
$60
$40
$20
$
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
$57
$56
$49
$52
$60
$57
$60

© 2012 E*TRADE Financial Corporation all rights reserved
12
DARTs
Average cost:
2010:          12bps
2011:          11bps
YTD 2012:  12bps
2010:          151k
2011:          157k
YTD 2012:  141k
Average yield:
2010:          442bps
2011:          413bps
YTD 2012:  395bps
Retirement assets
Improve market position in retail brokerage
Accelerate growth of the customer franchise
177
148
165
140
157
139
129
$5.7 $5.7
$5.2
$5.3
$5.8
$5.6
$4.8
Customer margin
receivables
200
150
100
50
0
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Q2 12 Q3 12
12
© 2012 E*TRADE Financial Corporation all rights reserved
$8
$6
$4
$2
$0
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
Brokerage-related
cash
$40
$30
$20
$10
$0
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
$26
$26
$26
$28
$31
$33
$29
$40
$30
$20
$10
$0
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12
$31
$31
$28
$30
$33
$33
$35

#1 ranking in Kiplinger’s
2012 Best Online Brokers
- five stars in Investment
Choices
Financial Consultant network highlights
Increased Financial Consultant headcount by over
40% since year-end 2010
Estimated 12% share of our customers’ investible
assets (36% for active traders; 10% for investors) (15)
Identified segments best served by proactive
engagement with Financial Consultants
— 1-year post assignment seeing significant
improvement in engagement and retention Accounts &
assets
8,100+ mutual funds
— 4,600 no-load
— 6,900 NTF
50,000+ bonds
Managed Accounts
(MIP & UMA)
Integrated into
advertising
Headcount of 270
Increased asset
penetration 1 year post
assignment
Complementary
retirement & portfolio
consultations
Products
†
Services
Financial
Consultants
Enhance position in retirement & investing
† Unified Managed Accounts and Managed Investment Portfolios are offered by E*TRADE Capital Management
© 2012 E*TRADE Financial Corporation all rights reserved
13
SM
Every ETF sold
Chartered Retirement
Planning Counselors
Retirement education
80+ Comm. Free
$34.6 billion in
retirement assets
20% of  $174 billion of
brokerage-related assets
796k retirement
accounts
28% of brokerage accounts
$1.1 billion in managed
accounts
(2.5 years post inception)

Market making business
Leveraging world class technologies and superior execution
capabilities
Leading market share in  ADRs; growing market share in
National Market Securities
Growing base of external customers, comprising 45+ external
clients (47% y/y growth), and accounting for approximately half of market making revenue
Corporate Services Group
Build on market leadership with 1,400+ corporate clients,
representing +20% of S&P 500
Foster strategically important channel for new brokerage
accounts, accounting for 25-30% of gross new accounts
1.1 million accounts; $23B in vested and $48B in unvested
options
Proceeds retention of 35%+ 3 months post exercise,
and 15%+ 12 months post exercise
Principal transactions revenue ($M)
Stock plan administration for
public companies
E*TRADE
#2 Player
#3 Player
6+ other providers
Capitalize on value of complementary brokerage businesses
© 2012 E*TRADE Financial Corporation all rights reserved
14
22%
48%
20%
10%
$30
$25
$20
$15
$10
$5
$0
$30
$24
$27
$25
$24
$21 $22

$B
60
50
40
30
20
10
0

$B
60
50
40
30
20
10
0

E*TRADE

© 2012 E*TRADE Financial Corporation all rights reserved
15
Improvement in asset composition… …Funding mix also continues to improve
• Legacy loan portfolio now accounts for less than 30% of
average interest-earning assets, down from 55% in 3Q 2007
• Average loan portfolio balances are down 64% from peak in
3Q 2007
• Bank risk weighted assets are down 42% from peak in 3Q
2007, while average total assets are down 24%
• More expensive wholesale funding channel now accounts
for only 17% of average interest-bearing liabilities, down
from 38% at its peak in 3Q 2007
• Average wholesale funding is down 65% from its peak in 3Q
2007
• Balance sheet strategy going forward is liability-driven, by brokerage cash
Favorable mix shift in assets (lower risk) and liabilities (lower-cost)
Continue to manage and de-risk the Bank
15
© 2012 E*TRADE Financial Corporation all rights reserved
Agency securities, cash, and other
Legacy loans
Brokerage-related deposits and other
Wholesale funding
60
50
40
30
20
10
0
60
50
40
30
20
10
0
1Q
2007
1Q
2007
3Q
2007
1Q
2008
3Q
2008
1Q
2009
3Q
2009
1Q
2010
3Q
2010
1Q
2011
3Q
2011
1Q
2012
3Q
2012
1Q
2012
3Q
2012
3Q
2007
1Q
2008
3Q
2008
1Q
2009
3Q
2009
1Q
2010
3Q
2010
1Q
2011
3Q
2011

($ M)
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12

($ M)
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12

E*TRADE

© 2012 E*TRADE Financial Corporation all rights reserved
16
Continue to manage and de-risk the Bank
Mitigate credit losses on legacy loan portfolio
Delinquencies
Loans 30-89 days past due
Provision for loan losses
Down 68%
from peak
in Q4 08
Down 73%
from peak
In 3Q 08
$1,200
$1,000
$800
$600
$400
$200
$0
$600
$500
$400
$300
$200
$100
$0
($ B)
Loan Balance
9/30/07
(16)
Paydowns
(17)
Charge-offs
Loan Balance
9/30/12
(16)
Average age
1-4 Family loans
Home equity
Consumer
TOTAL
$17
$12
$3
$32
($10)
($5)
($2)
($17)
($1)
($3)
($0)
($4)
$6
$4
$1
$11
6.4 yrs
6.7 yrs
8.8 yrs
© 2012 E*TRADE Financial Corporation all rights reserved
16
66% decline
Untimely reported borrower
bankruptcies
Provision Qualitative reserve

© 2012 E*TRADE Financial Corporation all rights reserved
17
Coverage of non-modified loans Coverage of modified loans
Components of allowance for loan losses
(18)
Continue to manage and de-risk the Bank
Mitigate credit losses on legacy loan portfolio
1.2
0.9
0.6
0.3
0.0
4Q 10 1Q 10
2Q 10 3Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12
90+ days past due non-modified loans
General reserve as a % of 90+ days past due non-modified loans
Modified loans Prior charge-offs
Total expected losses on modified loans
1.8
1.2
0.6
0.0
1.8
1.2
0.6
0.0
80%
60%
40%
20%
0%
80%
60%
40%
20%
0%
1Q 2Q 3Q 4Q
1Q
2Q 3Q 4Q 1Q 2Q 3Q
2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012
1Q 2Q 3Q
4Q 1Q 2Q 3Q 4Q 1Q 2Q
3Q
2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 2012
© 2012 E*TRADE Financial Corporation all rights reserved
17
(18)
General reserve = Expected losses over next 12 months for non-modified loans
Specific Valuation Allowance = Expected losses over remaining life of modified loans
Qualitative reserve = Accounts for factors not directly considered in our quantitative model
(19)

Continue to manage and de-risk the Bank
Optimize value of customer deposits
Average interest earning assets & net interest spread
Current drivers of net interest spread
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11 3Q 11
4Q 11
1Q 12 2Q 12 3Q 12
$42.4 $41.0 $39.7 $41.5 $42.7 $42.9
$42.6 $42.7
$44.9
$44.8
$44.9
2.96%
2.89%
2.95%
2.88%
2.84%
2.89%
2.81%
2.66%
2.49%
2.44%
2.28%
© 2012 E*TRADE Financial Corporation all rights reserved
18
•
Deleveraging actions and resulting smaller balance sheet
•
Proactive and scheduled rundown of wholesale borrowings
•
Runoff of higher yielding legacy loan portfolio
•
Declining marginal reinvestment rate on agency securities

Based on portfolios at 9/30/12

$B

$B

$B
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

•
Avg loan size: $461k
•
84% of non-TDR portfolio is
adjustable  for rate or amortization
•
Over $2.7B has previously reset
Continue to manage and de-risk the Bank
Visibility into future drivers of net interest spread
•
Loan portfolio continues to run off at approximately 20%
per year
•
Nearly 90% of 1-4 family loans resetting in the remainder
of 2012 are expected to reset to a lower payment
•
Majority of home equity lines do not begin to amortize
until after 2015, and balances continue to decline
•
Hedges on wholesale funding channels require us to
continue issuing short-term debt for next several years
Average cost 3-4%
1-4 family mortgages
Home equity lines of credit
•
Avg loan size: $74K
(20)
•
Avg est increase at conversion:
$150-200/mo. payment
2011
and prior
2011
and prior
19
$0.01
$0.2
$0.2
$0.3
$0.8
$1.0
0%
20%
40%
60%
80%
100%
$0.0
$0.4
$0.8
$1.2
$1.6
$2.0
$2.4
2012 2013 2014 2015 2016 2017
payment resets by year
Prior first-time resets First-time resets % of total first time resets
0.0
1.0
2.0
3.0
4.0
5.0
8.0
Wholesale funding obligations will
expire over next ten years
$0.2
0.09
$0.2
$0.2
$0.9
$1.4
$0.4
0%
20%
40%
60%
80%
100%
$0.0
$0.4
$0.8
$1.2
$1.6
2012 2013 2014 2015 2016 2017
I/O to amortizing conversions
Prior conversions Conversions % of total conversions
6.0
7.0
$
© 2012 E*TRADE Financial Corporation all rights reserved
$0.9
$1.8

• Prolonged low interest rate environment
• Home prices
• Weak consumer / investor confidence
• Heightened regulatory sensitivity
Environmental
Challenges
• Mitigate credit losses on legacy loan portfolio
• Improve capital structure
• Complete regulatory transition to OCC & Fed
• Build out enterprise risk management function
E*TRADE
Challenges
• Accelerate growth of customer franchise
• Expand brand as a trusted retirement and investing
provider
• Cost reduction / efficiency gains
E*TRADE
Opportunities
Challenges and opportunities
© 2012 E*TRADE Financial Corporation all rights reserved
20

(1) Excludes impact of the debt exchange. In the third quarter of 2009, the Company exchanged $1.7 billion aggregate principal amount of interest-bearing corporate debt for an equal principal amount of newly-
issued non-interest-bearing convertible debentures. This Debt Exchange resulted in a non-cash pre-tax charge of $968 million. The following table provides a reconciliation of GAAP net loss to non-
GAAP net loss for FY2009:
Appendix
(a) Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets.
($000s) FY 2009
Pre-tax loss (1,835,431) $
   Add back: non-cash charge on Debt Exchange 968,254
Adjusted pre-tax loss (867,177) $
Q3 2012
Shareholders' equity 5,093.9 $
DEDUCT:
Losses in OCI on AFS debt securities and cash flow hedges, net of tax (307.6)
Goodwill and other intangible assets, net of deferred tax liabilities 1,897.6
ADD:
Qualifying restricted core capital elements (TRUPs) 433.0
Subtotal 3,936.9
DEDUCT:
Disallowed servicing assets and deferred tax assets 1,259.1
Tier 1 capital
2,677.8
ADD:
Allowable allowance for loan losses 261.6
Total capital
2,939.4 $
Total average assets 49,400.8 $
DEDUCT:
Goodwill and other intangible assets, net of deferred tax liabilities 1,897.6
Subtotal 47,503.2
DEDUCT:
Disallowed servicing assets and deferred tax assets 1,259.1
Average total assets for leverage capital purposes 46,244.1 $
Total risk-weighted assets (a)
20,614.9 $
Tier 1 leverage ratio (Tier 1 capital / Average total assets for leverage capital purposes) 5.8%
Tier 1 capital / Total risk-weighted assets 13.0%
Total capital / Total risk-weighted assets 14.3%
22
(2) The parent total capital to risk-weighted assets, Tier 1 capital to risk-weighted assets and Tier 1 leverage capital ratios are based on the Federal Reserve regulatory minimum well-capitalized threshold, although the parent is not currently subject to capital requirements. See the below table (dollars in millions) and the Company’s Form 10-Q filed November 1, 2012 for a reconciliation of those non-
GAAP measures to the comparable GAAP measures.
© 2012 E*TRADE Financial Corporation all rights reserved

Appendix
(3) The parent Tier 1 common ratio is Tier 1 capital less elements of Tier 1 capital that are not in the form of common equity, such as trust preferred securities, divided by total risk-weighted assets for the holding company. The holding company is not yet held to the capital requirements; as such, the 7.0% well-capitalized threshold is not based on regulatory guidance. See below table (dollars in millions) and the Company’s Form 10-Q filed November 1, 2012 for a reconciliation of the non-GAAP measure of Tier 1 common ratio to the comparable GAAP measure.
(4) Excess to regulatory well capitalized minimums. Debt outstanding does not include the Company’s new notes issued subsequent to 3Q 2012 quarter-end.
(5) Strategic and Capital Plan composed of the Company’s assumptions and targets. Any capital distributions would be subject to regulatory approval at that time.
(6) Approximately $1 billion in customer payables balances have received regulatory approval for conversion to money funds, with approximately $900M scheduled for completion during Q4 2012 and the remainder scheduled during Q1 2013.
(7) Schedule and estimated improvement to earnings is for illustrative purposes and does not attempt to forecast future tax rates. Therefore, it assumes a general corporate effective tax rate of 38%.
The GAAP interest expense column includes stated cash interest expense on the notes, as well as 2013 scheduled amortization of the original issue discount on the 12.5% Springing Lien Notes due
2017. The after-tax row accounts for the non-deductibility of a portion of the interest expense on the 2017 notes.
(8) Assumes tax rate of 38%.
(9) E*TRADE Securities ratings for Online Broker by SmartMoney Magazine, May 2012 Broker Survey, based on the following categories: Trading Tools (5 stars), Customer Service (4 stars), Banking
Services (4 stars), Mutual Funds & Investment Products (4 stars), Research (5 stars), and Commissions and Fees (2 stars). SmartMoney is a registered trademark, a joint publishing venture between Dow Jones & Company, Inc. and Hearst SM Partnership.
(10) E*TRADE Securities ratings for Barron's annual ranking of the Best Online Brokers (March 12, 2012), based on Trade Experience and Technology, Usability, Mobile, Range of Offerings, Research
Amenities, Portfolio Analysis & Reports, Customer Service & Education and Costs. E*TRADE overall ranked #10.
(11) E*TRADE Securities ratings for Online Broker by Kiplinger Personal Finance, November 2012 Online Broker Survey, based on the following categories: Investment Choices (5 stars), Customer
Service (5 stars), User Experience(4.5 stars), Research and Tools (4 stars), Banking (3.5 stars), and Fees & Commissions (2.5 stars). © 2012 The Kiplinger Washington Editors. All rights reserved.
(12) The attrition rate is calculated by dividing attriting (a) brokerage accounts, by total brokerage accounts, for the previous period end. This measure is presented annually and on an annualized basis
(where it appears quarterly).
(a) Attriting brokerage accounts: Gross new brokerage accounts, less net new brokerage accounts.
(13) The net new brokerage assets metrics treat asset flows between E*TRADE entities in the same manner as unrelated third party accounts.
(14) Average brokerage assets per account is calculated as the sum of security holdings and brokerage related cash divided by end of period brokerage accounts.
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Q3 2012
Shareholders' equity 5,093.9 $
DEDUCT:
Losses in OCI on AFS debt securities and cash flow hedges, net of tax (307.6)
Goodwill and other intangible assets, net of deferred tax liabilities 1,897.6
Subtotal 3,503.9
DEDUCT:
Disallowed servicing assets and deferred tax assets 1,259.1
Tier 1 common 2,244.8 $
Total risk-weighted assets 20,614.9 $
Tier 1 common ratio (Tier 1 common / Total risk-weighted assets) 10.9%
© 2012 E*TRADE Financial Corporation all rights reserved

Appendix
(15) Based on data as of 6/30/12.
(16) Represents unpaid principal balances.
(17)
(18) Increased the qualitative reserve in Q4 2011 in anticipation of losses related to a review of modification policies and practices pursuant to regulatory transition. Review was completed in Q1 2012:
Certain modified loans were charged-off against previously established SVA and the qualitative reserve.
(19) The total expected losses on TDRs includes both the previously recorded charge-offs and the specific valuation allowance.
(20) Excludes $0 balance home equity lines of credit.
24
© 2012 E*TRADE Financial Corporation all rights reserved
Net paydowns includes paydowns on loans as well as limited origination activity, home equity advances, repurchase activity, limited sale and securitization activities and transfers to real estate owned assets.